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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 12, 2007

                 FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            TEXAS                       0-026686                76-0465087
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File No.)            Identification No.)

                    675 Bering, Suite 710, Houston, TX 77057
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 977-2600

                                "NOT APPLICABLE"
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

On March 12, 2007, First Investors Financial Services Group, Inc. issued a press release announcing the results of operations for the three and nine months ended January 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1
Press release dated March 12, 2007

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                First Investors Financial Services Group, Inc.


Date: March 12, 2007            By: /s/ Bennie H. Duck
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                                    Bennie H. Duck
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)